UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2007
ALLIANCE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)
000-22594
(Commission File Number)

Delaware	77-0057842
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
2900 Lakeside Drive
Santa Clara, California 95054-2831
(Address of principal executive offices, with zip code)
(408) 855-4900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     On February 9, 2007, Alliance Semiconductor Corporation entered into an agreement to sell its 73.31% interest in Solar Venture Partners, L.P. to Amberbrook IV, LLC, Thomas Weisel Global Growth Partners II (S), L.P. and Thomas Weisel Global Growth Partners II Parallel (S), L.P. for $5.0 million in cash. Solar Venture Partners is a venture capital partnership that holds investments in a number of early stage companies. The transaction is subject to standard closing conditions, including the consent of the general partner of Solar Venture Partners. The parties will seek to complete the transaction as promptly as practicable.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 12, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE SEMICONDUCTOR CORPORATION

Date: February 12, 2007	By:	/s/ Melvin L. Keating

Melvin L. Keating
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 12, 2007.